UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 16, 2005

BNC Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	56-1663154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

831 Julian Avenue

Thomasville, North Carolina 27361

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 476-9200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a) On August 16, 2005, upon a recommendation from the Registrant’s Audit Committee, the Board of Directors of the Registrant approved the resignation of Dixon Hughes PLLC (“Dixon Hughes”) as the Registrant’s independent accountants. Also, on August 16, 2005, upon recommendation of the Audit Committee and consideration and approval by the Board of Directors, Dixon Hughes was offered and accepted the position of the Registrant’s internal auditor.

Dixon Hughes’ reports on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2004 and 2003, and the subsequent interim periods through August 16, 2005, there were no disagreements with Dixon Hughes in connection with the audits on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Dixon Hughes’ satisfaction, would have caused Dixon Hughes to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended December 31, 2004 and 2003 and subsequent interim periods through August 16, 2005, the Registrant believes that there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

(b) On August 16, 2005, upon recommendation of the Registrant’s Audit Committee and consideration and approval by the Board of Directors, the Registrant appointed Cherry, Bekaert & Holland, L.L.P. as the Registrant’s independent accountants. The Registrant has not consulted with Cherry, Bekaert & Holland, L.L.P. during the last two fiscal years ended December 31, 2004 and 2003 or during any subsequent interim period preceding the date hereof on either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements; or any matter that was either the subject of a “disagreement,” as that term is described in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

This amended Form 8-K is being filed to include Exhibit (16) hereto which is Dixon Hughes’ letter to the Registrant dated August 25, 2005 confirming Dixon Hughes’ termination as auditor of BNC Bancorp.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

(16)    Letter from Dixon Hughes dated August 25, 2005 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BNC BANCORP

Date: August 25, 2005	By:	/s/ W. Swope Montgomery, Jr.
W. Swope Montgomery, Jr., President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
(16)	Letter from Dixon Hughes PLLC regarding change in certifying accountant.